                                                                     EXHIBIT 4.2

Number                   [LOGO OF QUALIX GROUP, INC.]            Shares
QLX

   COMMON STOCK                                            COMMON STOCK

                              QUALIX GROUP, INC.

             INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

SEE REVERSE FOR CERTAIN DEFINITIONS AND A STATEMENT AS TO THE RIGHTS, PREFERENCES, PRIVILEGES AND LIMITATIONS OF SHARES

THIS CERTIFIES THAT



IS THE RECORD HOLDER OF


  FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK, $.001 PAR VALUE OF
                              QUALIX GROUP, INC.
transferable on the books of the Corporation by the holder hereof in person or by a duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.
     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.


Dated:



/s/ Jean A. Kovacs                 [SEAL]       /s/ Richard G. Thau
EXECUTIVE VICE PRESIDENT                        CHAIRMAN OF THE BOARD, PRESIDENT
   AND SECRETARY                                  AND CHIEF EXECUTIVE OFFICER

COUNTERSIGNED AND REGISTERED:
    CHASEMELLON SHAREHOLDER SERVICES, LLC.
        TRANSFER AGENT AND REGISTRAR

BY


                   AUTHORIZED SIGNATURE
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                              QUALIX GROUP, INC.

     A statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations and restrictions of such preferences and/or rights as established, from time to time by the Certificate of Incorporation of the Corporation and by any certificate of determination, the number of shares constituting each class and series, and the designation thereof, may be obtained by the holder hereof upon request without charge at the principal office of the Corporation.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM -- as tenants in common
TEN ENT -- as tenants by the entireties
JT TEN  -- as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT -- ______________________Custodian__________________________
                             (Cust)                         (Minor)
                      Under Uniform Gifts to Minors
                      Act____________________________________________________
                                          (State)
UNIF TRF MIN ACT --  ______________________Custodian (until age______________)
                             (Cust)
                     ______________________under Uniform Transfers
                         (Minor)
                     to Minors Act___________________________________________
                                                 (State)

    Additional abbreviations may also be used though not in the above list.

 FOR VALUE RECEIVED, ___________________ hereby sell, assign and transfer unto

  PLEASE INSERT SOCIAL SECURITY OR OTHER
      IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------------

--------------------------------------------

________________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

__________________________________________________________________________Shares
   of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

________________________________________________________________________Attorney
 to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises

Dated__________________________



                                       X _______________________________________

                                       X _______________________________________
                                 NOTICE  THE SIGNATURE(S) TO THIS ASSIGNMENT
                                         MUST CORRESPOND WITH THE NAME(S) AS
                                         WRITTEN UPON THE FACE OF THE
                                         CERTIFICATE IN EVERY PARTICULAR,
                                         WITHOUT ALTERATION OR ENLARGEMENT OR
                                         ANY CHANGE WHATEVER.

Signature(s) Guaranteed




By__________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN
ELIGIBLE GUARANTOR INSTITUTION (BANKS,
STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS
AND CREDIT UNIONS WITH MEMBERSHIP IN AN
APPROVED SIGNATURE GUARANTEE MEDALLION
PROGRAM) PURSUANT TO S.E.C. RULE 17Ad-15.